Investor Presentation ICR XChange Conference January 2008 Exhibit 99.1

2 |  ICR Presentation, January 2008
This presentation (including information incorporated or deemed incorporated by reference herein) contains “forward-looking statements” within the meaning of the
Private Litigation Reform Act of 1995.  Forward-looking statements are those involving future events and future results that are based on current expectations, estimates, forecasts, and projects as well as the current beliefs and assumptions of our management. Words such as “outlook”, “believes”, “expects”, “appears”,
“may”, “will”, “should”, “anticipates”, or the negative thereof or comparable
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statement that is not a historical fact, including estimates, projections, future trends and the outcome of events that have not yet occurred, is a forward-looking
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risks, uncertainties and assumptions that are difficult to predict. Therefore actual
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include, but are not limited to, those discussed under the section entitled “Risk
Factors” in our reports filed with the SEC.  Many of such factors relate to events and
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Safe Harbor Disclosure

3 |  ICR Presentation, January 2008
2007 Highlights
•
Total Revenue = $317.1M, 17.9% over 2006
•
Company-owned comparable store sales = 0.5%
•
129 new stores (99 company-owned; 30 franchise)
•
Developed All-Fruit, Functional, and Breakfast
platforms…and a 3-year product innovation pipeline
•
Announced Nestlé partnership for Ready-To-Drink
•
New food cost / inventory management system and
new distribution agreement

4 |  ICR Presentation, January 2008
Foundation for growth lies in improving
store-level economics
Note:  Mature stores >24 months old; does not include acquired stores
2006
Trailing 12-
months
through 3Q07 Target
AUV (thousand $) $771 $782 $700 - $800
COGS 25.7% 27.3%
Labor 32.5% 32.3%
Occupancy
10.6% 11.8%
Other Operating Costs 11.5% 12.9%
Store Level Cash Flow Margin 19.7% 15.7% 20.0%
Cash-on-Cash Return 39.3% 31.1% 40.0%
Unit Level Economics

5 |  ICR Presentation, January 2008
Class Year AUV - California
(thousand $)
$700
$800
$900
$1,000
$1,100
2003 2004 2005 2006 2007
2002 2003 2004 2005 2006
CA revenues face headwinds, but good
returns
Note: 2007 preliminary and unaudited
Class
Year
Store
Count
2007 Cash
Flow Margin
2002 13 23.6%
2003 22 23.7%
2004 26 19.1%
2005 28 17.8%
2006 35 17.2%

6 |  ICR Presentation, January 2008
Class Year AUV - Outside California
(thousand $)
$350
$450
$550
$650
$750
$850
2003 2004 2005 2006 2007
2002 2003 2004 2005 2006
Outside CA, revenues ramping with
awareness
Note: 2007 preliminary and unaudited
Class
Year
Store
Count
2007 Cash
Flow Margin
2002 2 14.5%
2003 8 13.3%
2004 27 8.9%
2005 19 3.8%
2006 14 7.7%

7 |  ICR Presentation, January 2008
AUV ramps in CA and outside CA
Note: 2007 preliminary and unaudited
5 Year AUV Growth by Market
(thousand $)
$350
$625
$900
Yr1 Yr2 Yr3 Yr4 Yr5
CA MW WA FL
Yr2/Yr1% Yr3/Yr2% Yr4/Yr3% Yr5/Yr4%
CA 7% 4% 3% 0%
MW 8% 4% 7% 8%
WA 11% 5% 3% 4%
FL 19% 15% 7% 12%

8 |  ICR Presentation, January 2008
Market opportunity is growing for the Jamba
brand
Sources:  Nestlé, Burkle Consulting, and internal estimates
2007:  MTO Smoothie
•$2.25B market
•13% CAGR 2007-2010
2007:  RTD
•$655M market
•25% CAGR 2007-2010
Odwalla (35%) Naked (27%)
Bolthouse (21%) POM (14%)
Other (3%)

9 | ICR Presentation, January 2008 Jamba’s Purpose It all started with a blender… and a fruitful idea that took root in the small beach town of San Luis Obispo.

10 |  ICR Presentation, January 2008
Unique Combination Unlike Any Other Brand
•
Makes healthy living easier
without sacrificing great taste
•
Whole fruit is core
•
Vibrant in-store experience
•
Commitment to efficacy of
our products (Functionals,
new boosts)
•
We know blending better
than anyone; category leader

11 |  ICR Presentation, January 2008
Jamba’s Strategy
• Grow revenue through developing relationship with core
user
•
Relevant brand and products
•
Expanding accessibility
• Focus on Unit Level Economics
•
Cost reduction through supply chain management
•
Simplify the GM role
•
Attract and retain the best GM talent

12 |  ICR Presentation, January 2008
2007 Execution to Grow Revenues:
RELEVANCE
•
All Fruit, Jamba Light,
Functionals shifted mix
from 24% to 31%
•
Introduced cold breakfast
in 50 stores; shifted
daypart mix
•
Developed 3-year
product innovation
pipeline

13 |  ICR Presentation, January 2008
2008:  Build RELEVANCE through Products
and Marketing Communication
• Promote Functionals on-going
• Cold Breakfast system-wide roll-out
commences MARCH
• Baked goods roll-out commences
MARCH
• Hot Stuff’d Pockets test expands in
select markets APRIL
• Develop “healthy” connection with our
core users through communication
outside four walls

14 |  ICR Presentation, January 2008
2007 Execution to Grow Revenues:
ACCESSIBILITY
•
Added 129 new stores (19%
growth) end year with
707
•
Nestlé partnership for
Ready-To-Drink
•
Tested menu board in select
markets

15 |  ICR Presentation, January 2008
2008: Improve ACCESSIBILITY to the Jamba
Brand
• Improve throughput to enhance customer experience (i.e. roll out new Menu Board in late JAN)
• Launch RTD in Western markets by early MAY
• New store development, including non-traditional format in airports, universities, grocery

16 |  ICR Presentation, January 2008
Roadmap to Profitability
Comps
•Product innovation
•Marketing communication
•Jamba customer
experience
Store Cash
Flow Margin
•Sales leverage
•Labor scheduling
•Supply chain management
G&A /
other
•Sales leverage
•Control G&A spending

17 | ICR Presentation, January 2008 2008 Annual Guidance • 55-65 new company-owned stores • 30-35 new franchise stores • Flat COGS and Labor, over 2007 • G&A $ spending flat, over 2007

18 |  ICR Presentation, January 2008
-Cash on B/S
-Operations
-Technology leases
-Credit Line: seasonality and
risk mitigation
-New store growth
-IT / other
-Cash on B/S
-Operations
-Technology leases
-New store growth
-Menu boards
-IT / other
-Ovens
SOURCES USES
Capital Requirements
With conservative assumptions, we should be able to operate through
2010 with cash and a credit line for seasonality and risk mitigation

19 |  ICR Presentation, January 2008
Summary
• Foundation for growth lies in improved unit
economics
• Category-defining leader of Made-To-Order
Smoothies
• Strong Brand: transition from smoothie chain to
healthy lifestyle brand
• Conservative Balance Sheet management
• Experienced management team

20 | ICR Presentation, January 2008 Jake Bodden vp, communications and investor relations T: +1.510.596.0322 M: +1.415.401.5204 jbodden@jambajuice.com